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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         APRIL 22, 2005 (APRIL 18, 2005)


                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


         LOUISIANA                       0-23383                72-1395273
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On April 18, 2005, the Company received the resignation of Marshall G. Webb, effective April 16, 2005, as a member of the Board of Directors ("Board"), as a member of the audit committee of the Board, as a member of the corporate governance committee of the Board and the special committee of the Board, and as a designated audit committee financial expert.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OMNI ENERGY SERVICES CORP.
Dated:  April 22, 2005

                                         By:   /s/ G. Darcy Klug
                                               -------------------------
                                         Name: G. Darcy Klug
                                         Title: Executive Vice President